UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): December 11, 2012 (December 10, 2012)

ANCESTRY.COM INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-34518	26-1235962
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

360 West 4800 North, Provo, UT	84604
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (801) 705-7000

Not Applicable

Former Name or Former Address, if Changed Since Last Report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

On December 11, 2012, Ancestry.com Inc. (the “Company”) issued a press release announcing that Institutional Shareholder Services has recommended that the Company’s stockholders vote “FOR” the proposals in its proxy statement for the special meeting scheduled to be held on December 27, 2012 at the Provo Marriott Hotel and Conference Center, which is located at 101 West 100 North, Provo, Utah 84601, at 8:30 a.m. Mountain Time. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

Item 9.01.	Financial Statements and Exhibits.

(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable.

(d)	Exhibits.

Exhibit Number	Description

99.1	Press Release of Ancestry.com Inc., dated December 11, 2012

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Ancestry.com Inc.

Date: December 11, 2012	By:	/s/ William C. Stern
		Name:	William C. Stern
		Title:	General Counsel

INDEX OF EXHIBITS

Exhibit Number	Description

99.1	Press Release of Ancestry.com Inc., dated December 11, 2012